Statements of net assets available for benefits - EBP 001 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value (Note 3)	$ 1,293,625	$ 1,107,054
Notes receivable from participants	16,441	15,289
Employer contribution receivable	1,820	1,511
Total Asset	1,311,886	1,123,854
Liabilities
Accrued management fees	0	1
Other liabilities (Note 4)	9	7
Total Liability	9	8
Net Assets Available for Benefits	$ 1,311,877	$ 1,123,846